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Exhibit 99.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER REGARDING PERIODIC REPORT FILED PURSUANT TO SECTION 13(A) OF THE SECURITIES EXCHANGE ACT OF 1934

I, Mark E. Zalatoris, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

To the best of my knowledge and belief, the Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on August 13, 2002 by Inland Real Estate Corporation and to which this certification is appended (the "Periodic Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, and the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of Inland Real Estate Corporation.

/s/ MARK E. ZALATORIS

Name: Mark E. Zalatoris

Title: Chief Financial Officer

Date: August 12, 2002